UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report: January 30, 2025
(Date of earliest event reported)

CINCINNATI FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Ohio	0-4604		31-0746871
(State or other jurisdiction of incorporation)	(Commission File Number)		(I.R.S. Employer Identification No.)

6200 S. Gilmore Road	Fairfield,	Ohio	45014‑5141
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code: (513) 870-2000

N/A
(Former name or former address, if changed since last report.)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	CINF	Nasdaq Global Select Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§203.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☐    Emerging growth company
☐    If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02(e) Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 30, 2025, the compensation committee of the board of directors of Cincinnati Financial Corporation approved the attached forms of agreement to be used for future award grants under the Cincinnati Financial Corporation 2024 Stock Compensation Plan. The forms of agreement are filed herewith as exhibits 10.1 to 10.5.

Item 5.02(c) Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 7.01 Regulation FD Disclosure
On January 31, 2025, Cincinnati Financial Corporation issued the attached news release "Cincinnati Financial Corporation and Subsidiaries Recognize Promotions and Appointments." The news release is furnished as Exhibit 99.2 hereto and is incorporated herein by reference. On January 31, 2025, Cincinnati Financial Corporation issued the attached news release “Cincinnati Financial Corporation Increases Regular Quarterly Cash Dividend.” The news release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference. This report should not be deemed an admission as to the materiality of any information contained in the news release.

The foregoing information is being furnished pursuant to this Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise be subject to the liabilities of that section, and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(c)     Exhibits

Exhibit 10.1 – Form of Incentive Stock Option Agreement for the Cincinnati Financial Corporation 2024 Stock Compensation Plan

Exhibit 10.2 – Form of Nonqualified Stock Option Agreement for the Cincinnati Financial Corporation 2024 Stock Compensation Plan

Exhibit 10.3 – Form of Restricted Stock Unit Agreement (service based/cliff) for the Cincinnati Financial Corporation 2024 Stock Compensation Plan

Exhibit 10.4 – Form of Restricted Stock Unit Agreement (service based/ratable) for the Cincinnati Financial Corporation 2024 Stock Compensation Plan

Exhibit 10.5 – Form of Restricted Stock Unit Agreement (performance based) the Cincinnati Financial Corporation 2024 Stock Compensation Plan
Exhibit 99.1 –     News release entitled, “Cincinnati Financial Corporation Increases Regular Quarterly Cash Dividend"

Exhibit 99.2 –     News release entitled, “Cincinnati Financial Corporation and Subsidiaries Recognize Promotions and Appointments"

Exhibit 104 –    The cover page from this Current Report on Form 8-K, formatted as Inline XBRL

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CINCINNATI FINANCIAL CORPORATION

Date: January 31, 2025	/S/ Michael J. Sewell
Michael J. Sewell, CPA
Chief Financial Officer, Senior Vice President and Treasurer
(Principal Accounting Officer)